UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2009

Item 1. Report to Stockholders.

ANNUAL REPORT

THE OSTERWEIS FUND
&
THE OSTERWEIS
STRATEGIC INCOME FUND

For the Year Ended
March 31, 2009

The Osterweis Fund

ANNUAL REPORT
For the year ended March 31, 2009

May 18, 2009

Dear Shareholder,

During the first quarter of 2009, The Osterweis Fund (the “Fund”) had a total return of -2.31% versus a -11.01% total return for the S&P 500 Index in the same period.  The Fund’s annualized total returns have eclipsed the broader market over all the key measurement time periods.  Returns for one year, five year, ten year and since inception (October 1, 1993) periods ending March 31, 2009, were -24.45%, -0.48%, +5.75% and +9.57%, respectively, compared to -38.09%, -4.76%, -3.00% and +5.60% in the same periods for the S&P 500 Index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 236-0050.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.25% as of March 31, 2008.

The Fund delivered strong performance relative to the S&P 500 Index in the first quarter of 2009 thanks to smaller-than-market declines in our equity positions and a very defensive asset allocation.  At quarter end, 10% of the Fund’s assets were in cash, 32% were in short-term fixed income and the balance was in equities.  Our equity exposure did not change meaningfully during the quarter, as we entered the period with 61% in equities.  We did continue to shift funds meaningfully into short-term corporate bonds which offered both unusually attractive income and capital preservation.  Our aggressive move into bonds as a cash substitute helped support fund-level returns, with our fixed income holdings posting a positive 2.6% return in the quarter.  Our equity holdings declined in the quarter, but only by 4.5% versus the 11.0% decline in the S&P 500 Index.

Looking back, the first quarter tells a tale of two markets.  First, the market, as measured by the S&P 500 Index, remained mired in a vicious bear phase, dropping 8.4% in January and another 10.7% in February.  The market then staged a sharp and nearly uninterrupted rally through March, rising 8.8%.  This rally, which continued into mid-April, has been called many names (e.g. a dead cat bounce, a bear market rally, a reflex rally, etc.) and can be traced to several important developments that we discuss at greater length in our quarterly Investment Outlook.  The fundamental shift in the investment landscape that occurred in March was a change to a much healthier tone in the capital markets.  Capital markets began to reopen, allowing many companies to raise fresh debt and equity, and creating much-needed financial breathing room.  When the new issue market was closed earlier this year and late last year, companies and investors watched with dread as bond maturities approached, credit lines expired, and expansion plans went without financing.  Now, company after company has been able to raise fresh capital to push out maturities, reduce stretched credit facilities, and fund growth plans.  The catalysts for the reopening of the capital markets were a combination of extraordinary liquidity being injected into the system by the Fed and the Treasury, historically low interest rates across the Treasury yield curve, and the widely held perception that the severity of both the credit and economic contractions was easing by early March.

Near-term, the reopening of the capital markets and the attendant resuscitation of capital-impaired companies has driven the rally.  Not surprisingly, the stocks that have bounced the most off of their March lows are the companies with the greatest financial leverage and highest economic sensitivity.  This was to be expected at some point.  The difficulty is always in knowing when such a rally is going to occur and from what level (i.e. after how much pain has already been inflicted).  This is why we do not play the game of betting on “dead man walking” companies.  In addition, we doubt the rally can continue unless there is a fundamental recovery in the economy and in corporate profits over the next several years.  On this, we are skeptical.  Our view remains that even if the freefall in the economy has come to an end, the odds favor only a very tepid economic recovery over the next 12 to 36 months.  With this outlook and our long standing focus on capital preservation and prudent risk-taking, we remain in search of well capitalized, free cash flow generating enterprises with strong market shares and competitively advantaged brands, products or market positions.  Additionally, we are looking for companies that have a unique growth story, either top line or margin driven, that has the potential to lift earnings even if the general economy remains mired in a post-debt bubble stupor for another few years.  We feel we added several such names to the Fund in the first quarter, and will remain vigilant for similar names going forward.  We will likely see our equity exposure drift higher in coming months and quarters, and our cash and fixed income levels drop as we find compelling new equity ideas.

We thank you for your continued confidence in the Fund.

With best regards,

John S. Osterweis & Team
Portfolio Managers

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-cap companies.  The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  This index does not incur expenses and is not available for investment.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Free Cash Flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base.  Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The Osterweis Fund is distributed by Quasar Distributors, LLC.

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

The Osterweis Fund (the “Fund”) outperformed the S&P 500 Index (the “Index”) by 13.64% for the fiscal year ending March 31, 2009. The outperformance can be attributed predominantly to the Fund’s defensive asset allocation, which helped support returns. At the beginning of the fiscal year, the Fund held 7% in cash, 5% in short-term fixed income securities, and 88% in equities. The Fund moved meaningfully to more defensive levels towards the end of the third calendar quarter of 2008, and ended the fiscal year holding 10% in cash, 32% in short-term fixed income securities, and 58% in equities. Smaller than Index declines in the Fund’s equity holdings also contributed to the Fund’s outperformance, as described below.

The Fund’s significant underexposure to the Financials sector (the worst performing Index sector) contributed 4.10% to relative performance, more than any other sector during the period. Only one of the Fund’s top five detractors, Prudential Financial Inc., was in the sector. The Fund’s second largest contributing sector was Industrials, led by stock selection within this sector.  The Fund’s Industrials holdings returned -28.10% while the Index’s sector returned -50.51%, contributing 1.53% to relative performance. Industrials was the Index’s second worst performing sector. The Utilities, Health Care, Materials, Consumer Staples and Telecommunications Services sectors were also positive contributors to relative performance.

Stock selection in the Consumer Discretionary sector was the greatest detractor from the Fund’s relative performance. The Fund’s Consumer Discretionary holdings returned -47.16% while the Index’s sector returned -35.06%, thereby detracting 1.39% from relative performance. The Fund’s second greatest detracting sector was Information Technology, where stock selection primarily detracted 0.55% from relative performance. One of the Fund’s top five detractors, Websense Inc., was in this sector. The Fund’s smallest detracting sector was Energy, where stock selection primarily detracted 0.60%. One of the Fund’s top five detractors, El Paso Corp., was in this sector.

The Fund’s top five contributing securities to performance were Anheuser-Busch Cos. Inc., Valeant Pharmaceuticals Inc., NV Energy Inc., Life Technologies Corp., and Crown Castle International Corp. The Fund’s five largest detracting securities from performance were Prudential Financial Inc., HealthSouth Corp., Medtronic Inc., El Paso Corp., and Websense Inc.

Current and future portfolio holdings are subject to risk.

Past performance is not indicative of future results. The relative performance attribution figures noted in the 2nd, and 3rd paragraphs were calculated based on the Fund’s equity holdings only. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 8-10 of this report for complete holdings information.

The Osterweis Fund

SECTOR ALLOCATION at March 31, 2009 (Unaudited)

*	Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2009 (Unaudited)

As a shareholder of The Osterweis Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/08 – 3/31/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund

The Osterweis Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2009 (Unaudited) (Continued)

invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/08	Value 3/31/09	10/1/08 – 3/31/09*
Actual	$1,000	$ 798	$5.38
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.04

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Fund

The Osterweis Fund
Value of $10,000 vs S&P 500 Index

Average Annual Total Return
Year Ended March 31, 2009

1 year	-24.45%
5 year	-0.48%
10 year	5.75%
Since inception (10/1/93)	9.57%

This chart illustrate the performance of a hypothetical $10,000 investment made on March 31, 1999 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2009, the one-year, five-year and ten-year average annual total returns for the S&P 500 Index were -38.09%, -4.76% and -3.00%, respectively.  The average annual total return since the Fund’s inception (10/1/93) for the S&P 500 Index was 5.60%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  Returns include reinvested dividends.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2009

Shares		Value

COMMON STOCKS: 52.0%

Beverages: 2.8%
243,410	Diageo Plc - ADR	$10,892,598

Biotechnology: 2.0%
294,655	Charles River
	Laboratories,
	Inc.*	8,017,563

Commercial Services & Supplies: 2.7%
630,417	Republic
	Services, Inc.	10,811,652

Containers & Packaging: 3.2%
560,325	Crown
	Holdings, Inc.*	12,736,187

Diversified Telecommunication Services: 2.7%
431,555	AT&T, Inc.	10,875,186

Electronic Equipment & Instruments: 1.1%
286,960	Agilent
	Technologies,
	Inc.*	4,410,575

Food Products: 4.9%
293,120	Nestle SA1	9,908,862
481,510	Unilever NV	9,437,596
		19,346,458

Gas & Electric Utilities: 4.5%
953,235	NV Energy, Inc.	8,950,877
298,430	Questar Corp.	8,782,794
		17,733,671

Health Care Equipment & Supplies: 3.7%
318,470	Medtronic, Inc.	9,385,311
132,210	Teleflex, Inc.	5,168,089
		14,553,400

Health Care Providers & Services: 4.7%
1,000,555	Health South Corp.*	8,884,928
168,680	Laboratory Corp.
	of America
	Holdings*	9,866,093
		18,751,021

Hotels, Restaurants & Leisure: 0.5%
553,150	Carrols Restaurant
	Group, Inc.*	1,941,556

Internet Software & Services: 4.2%
433,550	VeriSign, Inc.*	8,181,089
696,245	Websense, Inc.*	8,354,940
		16,536,029
Life Science Tools & Services: 2.2%
231,030	Waters Corp.*	8,536,559

Media: 2.4%
409,780	The McGraw-Hill
	Companies, Inc.	9,371,669

Multi-Utilities & Unregulated Power: 1.0%
85,530	Sempra Energy	3,954,907

Oil & Gas: 0.9%
64,135	Occidental
	Petroleum Corp.	3,569,113

Pharmaceuticals: 4.8%
225,860	Johnson & Johnson	11,880,236
406,760	Valeant
	Pharmaceuticals
	International*	7,236,260
		19,116,496

Special Purpose Acquisition Corporations: 2.6%
1,124,350	Trian Acquisition
	Corp.*	10,467,699

Textiles, Apparel & Luxury Goods: 1.1%
523,785	Gildan
	Activewear, Inc.*	4,242,658

TOTAL COMMON STOCKS
(Cost $245,631,120)		205,864,997

PARTNERSHIPS AND TRUSTS: 4.8%
428,305	Enterprise Products
	Partners	9,529,786
530,850	Magellan
	Midstream
	Holdings	9,289,875
		18,819,661
TOTAL PARTNERSHIPS AND TRUSTS
(Cost $25,226,621)		18,819,661

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Continued)

Principal
Amount		Value

BONDS: 30.9%

CONVERTIBLE BONDS: 10.5%

Communications Equipment: 1.9%
	Comverse
	Technology, Inc.
	0.000%,
$7,500,000	05/15/2023	$7,443,750

Containers & Packaging: 1.5%
	Sealed Air Corp.
	3.000%,
6,500,000	06/30/2033	6,085,625

Insurance: 1.5%
	Prudential
	Financial, Inc.[2]
	0.000%,
6,000,000	12/15/2037	5,940,000

Media: 1.9%
	Regal
	Entertainment
	Group
	6.250%,
8,075,000	03/15/2011	7,600,594

Software: 1.8%
	Cadence Design
	Systems, Inc.
	1.375%,
9,640,000	12/15/2011	7,085,400

Trading Companies & Distributors: 0.4%
	Wesco
	International,
	Inc. 2.625%,
1,700,000	10/15/2025	1,485,375

Wireless Telecommunication Services: 1.5%
	American Tower
	Corp., 5.000%,
5,800,000	02/15/2010	5,829,000

TOTAL CONVERTIBLE BONDS
(Cost $40,356,249)		41,469,744

CORPORATE BONDS: 20.4%

Apparel Manufacturing: 1.0%
	Jones Apparel
	Group, Inc.
	4.250%,
4,180,000	11/15/2009	3,929,200

Communications: 2.8%
	Qwest Capital
	Funding, Inc.
	7.000%,
6,795,000	08/03/2009	6,811,988
	Sprint Cap Corp.
	6.375%,
4,530,000	05/01/2009	4,530,000
		11,341,988
Computers & Peripherals: 1.1%
	NCR Corp.,
	7.125%,
4,375,000	06/15/2009	4,400,589

Food & Beverage Stores: 1.5%
	American Stores
	Co. 7.500%,
6,000,000	05/1/2037	6,030,000

Food Products: 3.2%
	Dean Foods Co.
	6.625%,
6,750,000	05/15/2009	6,750,000
	Smithfield Foods,
	Inc. 8.000%,
6,000,000	10/15/2009	6,000,000
		12,750,000

Household Durables: 1.6%
	Whirlpool Corp.[2]
	1.820%,
6,375,000	06/15/2009	6,317,434

Media: 1.6%
	Interpublic Group
	Cos, Inc. 5.400%,
6,250,000	11/15/2009	6,156,250

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Continued)

Principal
Amount	Value

CORPORATE BONDS: 20.4% (Continued)

Motor Vehicle Parts & Accessories: 2.0%
Stoneridge, Inc.
11.500%,
$10,000,000	05/01/2012	$7,900,000

Natural Gas Transmission: 1.3%
El Paso Corp.
6.750%,
5,145,000	05/15/2009	5,156,134

Office Electronics: 1.2%
Xerox Corp.,[2]
2.059%,
4,770,000	12/18/2009	4,640,265

Retail: 3.1%
J.C. Penney
Company, Inc.
8.000%,
6,474,000	03/01/2010	6,478,564
Home Depot, Inc.,[2]
1.445%,
5,875,000	12/16/2009	5,764,891
12,243,455
TOTAL CORPORATE BONDS
(Cost $82,495,139)	80,865,315

TOTAL BONDS
(Cost $122,851,388)	122,335,059

Shares
WARRANTS: 0.0%
Trian Acquisition
Corp. Expiration:
1,124,350	January 2013	196,761

TOTAL WARRANTS
(Cost $1,124,351)	196,761

SHORT-TERM INVESTMENT: 10.5%
41,767,657	Federated U.S.
Treasury Cash
Reserve Fund	41,767,657
TOTAL SHORT-TERM INVESTMENT
(Cost $41,767,657)	41,767,657
TOTAL INVESTMENTS
IN SECURITIES: 98.2%
(Cost $436,601,137)	388,984,135
Other Assets in Excess
of Liabilities: 1.8%	7,071,123
TOTAL NET
ASSETS: 100.0%	$396,055,258

ADR - American Depository Receipt.
*	Non-income producing security.
[1]	Security denominated in a foreign currency.
[2]	Variable rate security; rate shown is the rate in effect on March 31, 2009.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2009

ASSETS
Investments in securities, at value
(cost $436,601,137) (Note 2)	$388,984,135
Receivables:
Fund shares sold	8,040,165
Dividends and interest	2,303,589
Prepaid expenses	31,226
Total assets	399,359,115

LIABILITIES
Payables:
Investment securities purchased	2,774,485
Fund shares redeemed	116,687
Investment advisory fees	306,211
Administration fees	24,740
Custody fees	6,000
Fund accounting fees	9,849
Transfer agent fees	31,028
Chief Compliance Officer fees	1,250
Other accrued expenses	33,607
Total liabilities	3,303,857

NET ASSETS	$396,055,258

Net asset value, offering and redemption price per share
($396,055,258/21,757,213 , shares outstanding; unlimited
number of shares authorized without par value)	$18.20

COMPONENTS OF NET ASSETS
Paid-in capital	469,994,973
Undistributed net investment income	4,410,570
Accumulated net realized loss on investments	(30,728,264)
Net unrealized depreciation on investments	(47,617,002)
Net unrealized depreciation of foreign currency,
and translation of other assets and liabilities
in foreign currency	(5,019)
Net assets	$396,055,258

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

INVESTMENT INCOME
Dividends (net of $81,886 foreign withholding tax)	$4,497,539
Interest	3,770,268
Total investment income	8,267,807

EXPENSES (Note 3)
Investment advisory fees	3,356,756
Administration fees	277,837
Transfer agent fees	151,164
Fund accounting fees	68,912
Custody fees	41,798
Registration fees	34,887
Reports to shareholders	22,907
Audit fees	21,180
Trustee fees	12,163
Miscellaneous expense	10,337
Chief Compliance Officer fees	5,868
Legal fees	5,404
Insurance expense	4,072
Total expenses	4,013,285
Net investment income	4,254,522

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency	(30,572,133)
Change in net unrealized depreciation
on investments and foreign currency	(60,521,890)
Net realized and unrealized loss
on investments and foreign currency	(91,094,023)
Net decrease in net assets
resulting from operations	$(86,839,501)

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,254,522	$3,778,177
Net realized gain (loss) on
investments and foreign currency	(30,572,133)	7,543,355
Change in net unrealized depreciation
on investments and foreign currency	(60,521,890)	(45,151,427)
Net decrease in net assets
resulting from operations	(86,839,501)	(33,829,895)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(726,394)	(4,171,598)
From net realized gain	(5,379,068)	(6,871,425)
Total distributions to shareholders	(6,105,462)	(11,043,023)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	164,519,851	44,817,370
Total increase (decrease)
in net assets	71,574,888	(55,548)

NET ASSETS
Beginning of year	324,480,370	324,535,918
End of year	$396,055,258	$324,480,370
Undistributed net investment income	$4,410,570	$726,337

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value
Shares sold	12,953,138	$254,607,991	3,785,083	$105,461,079
Shares issued
in reinvestment
of distributions	252,331	4,577,281	317,982	8,528,281
Shares redeemed (b)	(4,651,468)	(94,665,421)	(2,543,919)	(69,171,990)
Net increase	8,554,001	$164,519,851	1,559,146	$44,817,370

(b)	Net of redemption fees of $44,967 and $4,854, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2009	2008	2007	2006	2005
Net asset value,
beginning of period	$24.58	$27.87	$27.03	$25.17	$23.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.28	0.30	0.19	0.20
Net realized and unrealized
gain (loss) on investments	(6.20)	(2.71)	2.96	3.00	2.60
Total from
investment operations	(6.02)	(2.43)	3.26	3.19	2.80

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.32)	(0.20)	(0.15)	(0.34)
From net realized gain	(0.32)	(0.54)	(2.22)	(1.18)	(0.94)
Total distributions	(0.36)	(0.86)	(2.42)	(1.33)	(1.28)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of period	$18.20	$24.58	$27.87	$27.03	$25.17
Total return	(24.45)%	(8.98)%	12.44%	12.85%	11.90%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of period (millions)	$396.1	$324.5	$324.5	$275.8	$169.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.20%	1.18%	1.21%	1.26%	1.32%
After fees waived and
expenses absorbed	1.20%	1.18%	1.21%	1.26%	1.32%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.27%	1.05%	1.10%	0.79%	0.89%
After fees waived and
expenses absorbed	1.27%	1.05%	1.10%	0.79%	0.89%
Portfolio turnover rate	63%	56%	50%	30%	38%

*	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

ANNUAL REPORT
For the year ended March 31, 2009

May 14, 2009

Dear Shareholder,

During the first quarter of 2009, The Osterweis Strategic Income Fund (the “Fund”) had a total return of +3.34%, compared to +0.12% for the Barclays Capital (formerly Lehman) Aggregate Bond Index (the “BC Agg”) and -1.19% for the Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”).  The Fund’s annualized total returns for the one year, five year, and since inception (August 30, 2002) periods ending March 31, 2009, were -3.04%, +3.53%, and +6.10%, respectively, compared in the same periods to +3.13%, +4.13%, and +4.67% for the BC Agg and +1.17%, +3.66%, and +4.52% for the Merrill.  As of March 31, 2009, the Fund’s 30-day SEC yield was 8.96%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  An investment should not be made solely on the basis of returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.34% as of March 31, 2008.

During the first quarter, many of the securities we held rebounded after being overly discounted last quarter when the crisis was at its peak.  As we discussed in our last letter, the flight to quality, compounded by forced liquidations by hedge funds, led to extreme pricing pressure on the types of bonds we were holding – primarily short and medium-term high yield bonds.  With the return of some normalcy to the bond market, pricing has begun to be more reflective of issuers’ fundamentals.

As we look forward to a time when relative health is potentially restored to the financial system, the economy, the real estate market, and consumption, we endeavor to position the portfolio appropriately for the transition to this environment.  We continue to tilt our allocation toward high yield bonds, which have typically mirrored economic growth and, thus, should perform well in recoveries.  We are also underweight long-term high grade bonds, which tend to be inversely correlated with moves in interest rates, as a future rise in interest rates and inflation seems quite likely.

The government is currently pumping in massive amounts of liquidity in order to stabilize the system and stimulate a recovery.  However, if the government fails to remove liquidity from the system at the appropriate time, the result may be a highly inflationary environment.  We continue to keep duration short, and have begun to increase our exposure to floating-rate bonds in an effort to invest defensively in anticipation of inflation risk, while still seeking to earn a reasonable rate of return.

We thank you for your continued support and welcome your comments.

Sincerely,

Carl P. Kaufman	Simon T. Lee
Portfolio Manager	Assistant Portfolio Manager

This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund’s share price may be more influenced by fluctuations in an individual holding’s value than a diversified fund.

The Fund’s investment performance reflects reimbursement of expenses previously waived.  Please refer to the prospectus for further details.

The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. investment grade bond market in general, and are provided for comparison purposes.  These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  Current and future fund holdings are subject to risk.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC.

The Osterweis Strategic Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ending March 31, 2009, The Osterweis Strategic Income Fund (the “Fund”) had a total return of -3.04%, underperforming the Barclays Capital (formerly Lehman) Aggregate Bond Index (the “BC Agg”) and the Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”), which had total returns of +3.13% and +1.17% for the same period, respectively. The remainder of this discussion will compare the Fund against the Merrill, as constituent data is not available for the BC Agg.

The Fund’s underperformance was attributable in part to the Fund’s lower average quality rating. The Fund’s average quality was Ba2 while the Merrill’s average quality was Aa1. This lower average rating detracted from relative performance, as returns on lower quality issues predominantly lagged investment grade returns during the period. In addition, the shorter duration of the Fund detracted from relative performance, as the yield curve shifted modestly downwards.  Over the period, average duration was 1.00 year for the Fund, while average duration was 5.17 years for the Merrill.

The greatest contributor to relative performance was the Fund’s investment in higher yielding securities. Over the period, the Fund had an average current yield of 6.13%, while the Merrill had an average current yield of 5.04%; the Fund had an average yield to maturity of 9.99%, while the Merrill had an average yield to maturity of 4.31%. The Financial and Banking sectors were the poorest performers during the period.  The Fund’s significant underexposure to financials and lack of exposure to banking also contributed to the Fund’s relative underperformance.

The Fund’s five largest detractors from performance during the period were Nortel Networks Corp. 9.003% 7/15/11, Harry & David Holdings Inc. 6.261% 3/1/12, Hertz Corp. 7.625% 6/1/12, Stoneridge Inc. 11.50% 5/1/12, and MGM Mirage Corp. 6.00% 10/1/09. The Fund’s top five contributors to performance were Lithia Motors Inc. 2.875% 5/1/14, Home Depot Inc. 1.445% 12/16/09, YRC Worldwide Inc. 8.25% 12/1/08, Interpublic Group Co. Inc. 5.40% 11/15/09, and Dean Foods Co. 6.625% 5/15/09.

Current and future portfolio holdings are subject to risk.

Past performance is not indicative of future results. The relative performance attribution figures noted in the above paragraphs were calculated based on the Fund’s fixed income holdings and cash. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 22-25 of this report for complete holdings information.

The Osterweis Strategic Income Fund

PORTFOLIO ALLOCATION at March 31, 2009 (Unaudited)

*	Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2009 (Unaudited)

As a shareholder of The Osterweis Strategic Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/08 – 3/31/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund

The Osterweis Strategic Income Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2009 (Unaudited) (Continued)

invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/08	Value 3/31/09	10/1/08 – 3/31/09*
Actual	$1,000	$ 969	$6.04
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.19

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.23% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Strategic Income Fund

The Osterweis Strategic Income Fund
Value of $10,000 vs Barclays Capital Aggregate Bond Index

Average Annual Total Return
Year Ended March 31, 2008

1 year	-3.04%
3 year	2.43%
5 year	3.53%
Since inception (8/30/02)	6.10%

This chart illustrate the performance of a hypothetical $10,000 investment made on 8/30/02 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2009, the one-year, three-year and five-year average annual total returns for the Barclays Capital Aggregate Bond Index were 3.13%,  5.78% and 4.13%, respectively.  The average annual total return since the Fund’s inception for the Barclays Capital Aggregate Bond Index was 4.67%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupons, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2009

Principal
Amount		Value

BONDS: 93.0%

CONVERTIBLE BONDS: 36.3%

Communications Equipment: 2.8%
	Comverse
	Technology, Inc.
	0.000%,
$8,250,000	05/15/2023	$8,188,125

Containers & Packaging: 2.7%
	Sealed Air Corp.,
	3.000%,
8,500,000	06/30/2033	7,958,125

Diversified Manufacturing: 0.7%
	Ingersoll-Rand
	Global Holding
	Co. 4.500%,
2,000,000	04/15/2012	2,000,000

Electronic Equipment, Instruments
& Components: 1.2%
	Richardson
	Electronics, Ltd.,
	8.00%,
3,180,000	06/15/2011	2,512,200
	Teradyne, Inc.
	4.500%,
1,000,000	03/15/2014	1,000,000
		3,512,200
Home Builders: 2.0%
	Affordable
	Residential
	Communities, Inc.
	7.500%,
6,000,000	08/15/2025	5,940,000

Household Durables: 0.4%
	Newell
	Rubbermaid, Inc.
	5.500%,
1,000,000	03/15/2014	1,108,750

Insurance: 3.5%
	Prudential
	Financial, Inc.
	0.000%,
10,445,000	12/15/2037[1]	10,340,550

Internet & Catalog Retail: 1.3%
	Collegiate Pacific,
	Inc., 5.750%,
3,945,000	12/01/2009	3,811,856

Internet Software & Services: 2.8%
	Euronet
	Worldwide, Inc.,
	1.625%,
8,380,000	12/15/2024	8,107,650

Media: 2.7%
	Sinclair Broadcast
	Group, Inc.,
	6.000%,
663,000	09/15/2012	216,304
	Regal Entertainment
	Group, Inc.,
	6.250%,
5,625,000	03/15/2011	5,294,531
	Lions Gate
	Entertainment
	Corp., 2.938%,
3,350,000	10/15/2024	2,491,563
		8,002,398

Merchant Wholesalers & Nondurable Goods: 1.5%
	Supervalu, Inc.,
	0.000%,
14,261,000	11/02/2031	4,492,215

Pharmaceuticals: 0.6%
	Watson
	Pharmaceuticals,
	Inc., 1.750%,
1,750,000	03/15/2023	1,695,313

Software: 6.9%
	Cadence Design
	Systems, Inc.
	1.375%,
11,500,000	12/15/2011	8,452,500
	Magma Design
	Automation,
	2.000%,
2,800,000	05/15/2010	1,764,000
	Mentor Graphics
	Corp., 2.886%,
9,789,000	08/06/2023[1]	8,247,233

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Continued)

Principal
Amount		Value

CONVERTIBLE BONDS: 36.3% (Continued)

Software: 6.9% (Continued)
	Novell, Inc.,
	0.500%,
$1,750,000	07/15/2024	$1,728,125
		20,191,858
Specialty Retail: 2.2%
	Lithia Motors, Inc.,
	2.875%,
6,513,000	05/01/2014	6,464,152

Trading Companies & Distributors: 2.4%
	Wesco
	International, Inc.
	2.625%,
8,000,000	10/15/2025	6,990,000

Wireless Telecommunication Services: 2.6%
	American Tower
	Corp., 5.000%,
7,617,000	02/15/2010	7,655,085

TOTAL CONVERTIBLE BONDS
(Cost $105,389,310)		106,458,277

CORPORATE BONDS: 56.7%

Apparel Manufacturing: 2.8%
	Jones Apparel
	Group, Inc.,
	4.250%,
8,680,000	11/15/2009	8,159,200

Auto Components: 1.6%
	Goodyear Tire
	& Rubber Co.,
	6.318%,
5,000,000	12/01/20091	4,800,000

Banks: 0.2%
	Emigrant Capital
	Trust, 3.765%,
1,750,000	04/14/2034[1]	580,809

Capital Markets: 0.7%
	Amvescap, Plc
	4.500%,
2,030,000	12/15/2009	1,940,889

Communications: 2.4%
	Sprint Cap Corp.,
	6.375%,
7,091,000	05/01/2009	7,091,000

Computers & Peripherals: 1.9%
	NCR Corp.,
	7.125%,
5,425,000	06/15/2009	5,456,731

Consumer Finance: 4.8%
	Discover Financial
	Services, 1.861%,
5,000,000	06/11/2010[1]	4,320,500
	SLM Corp.,
	1.216%,
525,000	04/01/2009[1]	525,000
	1.371%,
1,764,000	02/01/2010[1]	1,518,998
	Qwest Capital
	Funding, Inc.,
	7.000%,
7,800,000	08/03/2009	7,819,500
		14,183,998

Deep Sea Transportation: 0.6%
	Royal Caribbean
	Cruises, Ltd.,
	8.750%,
2,500,000	02/02/2011	1,837,500

Electronic Equipment & Instruments: 0.4%
	Itron, Inc.,
	7.750%,
1,450,000	05/15/2012	1,306,813

Food & Beverage Stores: 0.6%
	Ahold Fin U.S.A.,
	Inc. 6.250%,
1,750,000	05/01/2009	1,750,000

Food Products: 6.2%
	Dean Foods Co.,
	6.625%,
7,325,000	05/15/2009	7,325,000
	Land O Lakes, Inc.,
	9.000%,
1,250,000	12/15/2010	1,257,812

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 56.7% (Continued)

Food Products: 6.2% (Continued)
	Smithfield Foods,
	Inc., 8.000%,
$8,040,000	10/15/2009	$8,040,000
	Carrols Corp.,
	9.000%,
1,750,000	01/15/2013	1,513,750
		18,136,562
Health Care Products & Services: 2.3%
	Health South Corp.
	8.323%,
7,703,000	06/15/2014[1]	6,663,095

Heavy Construction Equipment
Rental And Leasing: 0.5%
	United Rentals
	North America,
	Inc., 6.500%,
1,750,000	02/15/2012	1,408,750

Hotels, Restaurants & Leisure: 1.0%
	Real Mex
	Restaurants, Inc.
	10.000%,
3,750,000	04/01/2010	2,981,250

Household Durables: 3.4%
	Mohawk Industries,
	Inc., 5.750%,
7,600,000	01/15/2011	6,823,987
	Whirlpool Corp.,
	1.820%,
3,050,000	06/15/2009[1]	3,022,458
		9,846,445
Insurance: 2.6%
	Lincoln National
	Corp., 1.523%,
6,695,000	04/06/2009[1]	6,692,951
	Marsh &
	McLennan Cos,
	Inc., 7.125%,
895,000	06/15/2009	894,850
		7,587,801

Media: 3.4%
	Interpublic Group,
	Inc., 5.400%,
10,200,000	11/15/2009	10,047,000

Medical Equipment Rental & Leasing: 0.7%
	Universal Hospital
	Services, Inc.,
	10.125%,
2,200,000	11/01/2011	2,136,750

Merchant Wholesalers & Nondurable Goods: 1.7%
	American Stores
	Co. 7.500%,
5,000,000	05/01/2037	5,025,000

Motor Vehicle Parts & Accessories: 2.1%
	Stoneridge, Inc.,
	11.500%,
7,750,000	05/01/2012	6,122,500

Office Electronics: 1.3%
	Xerox Corp.,
	2.059%,
4,000,000	12/18/2009[1]	3,891,208

Primary Metal Industries: 0.9%
	Blaze Recycling &
	Metals LLC,
	10.875%,
1,000,000	07/15/2012	615,000
	Coleman Cable,
	Inc., 9.875%,
3,575,000	10/01/2012	2,055,625
		2,670,625
Retail: 6.8%
	Elizabeth Arden,
	Inc., 7.750%,
2,771,000	01/15/2014	1,981,265
	J.C. Penney
	Company, Inc.
	8.000%,
11,234,000	03/01/2010	11,241,920
	Harry & David
	Operations Corp.,
	6.261%,
4,175,000	03/01/2012[1]	918,500

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Continued)

Principal
Amount	Value

CORPORATE BONDS: 56.7% (Continued)

Retail: 6.8% (Continued)
Home Depot, Inc.,
1.445%,
$6,075,000	12/16/2009[1]	$5,961,142
20,102,827
Road & Rail: 1.6%
Hertz Corp.,
7.400%,
1,778,000	03/01/2011	1,173,480
7.625%,
3,626,000	06/01/2012	1,776,740
Rental Service
Corp., 9.500%,
3,500,000	12/01/2014	1,732,500
4,682,720
Software: 0.4%
Pegasus Gaming
Corp., 10.500%,
3,000,000	04/15/2015	1,215,000

Telecommunications: 2.4%
Orbimage
Holdings, Inc.,
12.500%,
7,375,000	07/01/2012[1]	7,153,750

Textiles, Apparel & Luxury Goods: 3.0%
Brown Shoe
Company, Inc.,
8.750%,
10,735,000	05/01/2012	8,749,025

Wood Product Manufacturing: 0.4%
Boise Cascade
Corp., 7.315%,
1,150,000	06/15/2009	1,147,125

TOTAL CORPORATE BONDS
(Cost $183,020,286)	166,674,373

TOTAL BONDS
(Cost $288,409,596)	273,132,650

Shares

SHORT-TERM INVESTMENT: 6.8%
19,960,463	Federated U.S.
Treasury Cash
Reserve Fund	19,960,463

TOTAL SHORT-TERM INVESTMENT
(Cost $19,960,463)	19,960,463
TOTAL INVESTMENTS
IN SECURITIES: 99.8%
(Cost $308,370,059)	293,093,113
Other Assets in Excess
of Liabilities: 0.2%	475,053
TOTAL NET
ASSETS: 100.0%	$293,568,166

[1]	Variable rate security; rate shown is the rate in effect on March 31, 2009.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2009

ASSETS
Investments in securities, at value
(cost $308,370,059) (Note 2)	$293,093,113
Receivables:
Fund shares sold	1,595,393
Dividends and interest	4,743,629
Prepaid expenses	29,781
Total assets	299,461,916

LIABILITIES
Payables:
Investment securities purchased	5,472,686
Fund shares redeemed	108,055
Investment advisory fees	232,071
Administration fees	21,275
Custody fees	4,000
Fund accounting fees	9,356
Transfer agent fees	17,849
Chief Compliance Officer fees	1,250
Other accrued expenses	27,208
Total liabilities	5,893,750

NET ASSETS	$293,568,166

Net asset value, offering and redemption price per share
($293,568,166/29,720,951, shares outstanding; unlimited
number of shares authorized without par value)	$9.88

COMPONENTS OF NET ASSETS
Paid-in capital	$314,035,850
Undistributed net investment income	842,812
Accumulated net realized loss on investments	(6,033,550)
Net unrealized depreciation on investments	(15,276,946)
Net assets	$293,568,166

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

INVESTMENT INCOME
Interest	$14,673,150
Other	4,687
Total investment income	14,677,837

EXPENSES (Note 3)
Investment advisory fees	1,968,260
Administration fees	208,829
Transfer agent fees	102,934
Fund accounting fees	60,454
Registration fees	27,683
Custody fees	22,825
Reports to shareholders	19,290
Audit fees	18,761
Trustee fees	10,762
Miscellaneous expense	6,043
Chief Compliance Officer fees	5,868
Legal fees	5,808
Insurance expense	2,642
Total expenses	2,460,159
Net investment income	12,217,678

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(3,120,289)
Change in net unrealized depreciation on investments	(13,578,834)
Net realized and unrealized loss on investments	(16,699,123)
Net decrease in net assets
resulting from operations	$(4,481,445)

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$12,217,678	$8,040,236
Net realized loss on investments	(3,120,289)	(2,507,361)
Change in net unrealized
depreciation on investments	(13,578,834)	(3,237,468)
Net increase (decrease) in net
assets resulting from operations	(4,481,445)	2,295,407

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(11,870,380)	(8,006,042)
From net realized gain	—	(960,476)
Total distributions to shareholders	(11,870,380)	(8,966,518)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	148,043,277	48,755,681
Total increase in net assets	131,691,452	42,084,570

NET ASSETS
Beginning of year	161,876,714	119,792,144
End of year	$293,568,166	$161,876,714
Undistributed net investment income	$842,812	$89,614

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value
Shares sold	20,613,456	$209,182,092	7,661,444	$85,483,639
Shares issued
in reinvestment
of distributions	966,245	9,815,762	779,351	8,521,088
Shares redeemed (b)	(6,873,130)	(70,954,577)	(4,084,653)	(45,249,046)
Net increase	14,706,571	$148,043,277	4,356,142	$48,755,681

(b)	Net of redemption fees of $52,006 and $27,309, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2009	2008	2007	2006	2005
Net asset value,
beginning of period	$10.78	$11.24	$10.87	$11.07	$11.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.59	0.58	0.56	0.63	0.51
Net realized and unrealized
gain (loss) on investments	(0.91)	(0.39)	0.39	0.04	(0.05)
Total from
investment operations	(0.32)	0.19	0.95	0.67	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.58)	(0.58)	(0.56)	(0.74)	(0.51)
From net realized gain	—	(0.07)	(0.02)	(0.13)	(0.18)
Total distributions	(0.58)	(0.65)	(0.58)	(0.87)	(0.69)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$9.88	$10.78	$11.24	$10.87	$11.07
Total return	(3.04)%	1.73%	8.95%	6.29%	4.11%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of period (millions)	$293.6	$161.9	$119.8	$53.8	$61.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.24%	1.28%	1.41%	1.47%	1.48%
After fees absorbed
or recouped	1.24%	1.28%	1.46%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	6.18%	5.42%	5.51%	5.51%	4.69%
After fees absorbed
or recouped	6.18%	5.42%	5.46%	5.48%	4.67%
Portfolio turnover rate	89%	105%	100%	87%	77%

*	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009

NOTE 1 - ORGANIZATION

The Osterweis Fund and The Osterweis Strategic Income Fund (the “Funds”) are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund and The Osterweis Strategic Income Fund commenced operations on October 1, 1993 and August 30, 2002, respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities.  The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2009, the Funds did not hold fair valued securities.

Financial Accounting Standards Board No. 157.  In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds adopted SFAS 157 as of April 1, 2008.  A summary of the fair value hierarchy under FAS 157 is described below.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2009:

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

The Osterweis Fund

Investments
Description	in securities
Level 1 – Quoted Prices	$266,649,076
Level 2 – Other significant observable inputs	122,335,059
Level 3 – Significant unobservable inputs	—
Total	$388,984,135

The Osterweis Strategic Income Fund

Investments
Description	in securities
Level 1 – Quoted Prices	$19,960,463
Level 2 – Other significant observable inputs	273,132,650
Level 3 – Significant unobservable inputs	—
Total	$293,093,113

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For the period ended March 31, 2009, The Osterweis Fund has capital loss carryforwards in the amount of $26,685,670 which expire on March 31, 2017.  For the period ended March 31, 2009 The Osterweis Strategic Income Fund has capital loss carryforwards in the amounts of $504,979 and $742,124 which expire on March 31, 2016 and March 31, 2017, respectively.

As of March 31, 2009, The Osterweis Fund and The Osterweis Strategic Income Fund had post-October loss, including currency, deferrals of $4,092,651 and $4,786,447, respectively, which will be recognized in the following year.

Financial Accounting Standards Board Interpretation No. 48.  Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of March 31, 2009, open Federal and Massachusetts tax years include the tax years ended March 31, 2006 through March 31, 2009.  The Funds have no examination in progress.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2009.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.  As of March 31, 2009 neither The Osterweis Fund nor The Osterweis Strategic Income Fund held any derivative instruments.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”).  FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.  Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

J.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2009, The Osterweis Fund increased accumulated net realized loss on investments and foreign currency by $156,105 and increased accumulated net investment income by $156,105. For the year ended March 31, 2009, The Osterweis Strategic Income Fund increased net realized loss and foreign currency by $405,900 and increased accumulated net investment income by $405,900.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund and Osterweis Strategic Income Fund, respectively, with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund up to $500 million and 0.75% for average daily net assets greater than $500 million for The Osterweis Fund and 0.75% for average daily net assets greater than $250 million for The Osterweis Strategic Income Fund.  For the year ended March 31, 2009, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $3,356,756 and $1,968,260, respectively, in advisory fees.

The Adviser has contractually agreed to limit The Osterweis Strategic Income Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended March 31, 2009, The Osterweis Fund and The Osterweis Strategic Income Fund incurred administration fees of $277,837 and $208,829, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2009, The Osterweis Fund and The Osterweis Strategic Income Fund were each allocated $5,868 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

Investment transactions for the year ended March 31, 2009 were as follows:

	Securities other than
	U.S. Government and		U.S. Government
	Short-term Investments		Securities
	Purchases	Sales	Purchases	Sales
The Osterweis Fund	$259,222,093	$174,754,432	$7,770,609	$7,875,202
The Osterweis
Strategic
Income Fund	$237,497,268	$129,626,234	$3,951,157	$9,529,340

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2009 and 2008 for the Funds were as follows:

The Osterweis Fund
	2009	2008
Distributions paid from:
Ordinary income	$726,394	$4,625,340
Long-term capital gain*	$5,379,068	$6,417,683

The Osterweis Strategic Income Fund
	2009	2008
Distributions paid from:
Ordinary income	$11,870,380	$8,694,665
Long-term capital gain*	$—	$271,853

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

*	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Osterweis	Osterweis Strategic
	Fund	Income Fund
Cost of investments	$433,236,926	$309,405,268
Gross tax unrealized appreciation	16,188,837	4,544,425
Gross tax unrealized depreciation	(60,441,628)	(20,856,580)
Net tax unrealized appreciation	(44,252,791)	(16,312,155)
Net tax depreciation
on foreign currency	(5,019)	—
Undistributed ordinary income	1,096,416	1,878,021
Undistributed long-term capital gain	—	—
Total distributable earnings	(43,161,394)	(14,434,134)
Other accumulated gains/(losses)	(30,778,321)	(6,033,550)
Total accumulated earnings/(losses)	$(73,939,715)	$(20,467,684)

For The Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments.

For The Osterweis Fund, there is a difference between book basis and tax basis unrealized appreciation due to partnership investments.

The Osterweis Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund and The Osterweis Strategic Income Fund, each a series of shares of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund and The Osterweis Strategic Income Fund as of March 31, 2009, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 28, 2009

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive Vice
President and Chief
Operating Officer,
Integrated Asset
Management (investment
adviser and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., (prior thereto Senior		University of
Glendora, CA 91741			Vice President), and		Virginia Law
			Managing Director,		School
			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	2	None.
(born 1938)		Term;	LLC, (Vacation Services);
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	2	Independent
(born 1950)		Term;	Executive Vice President,		Trustee,
2020 E. Financial Way		Since	Investment Company		The
Suite 100		May 1991.	Administration, LLC		Managers
Glendora, CA 91741			(“ICA”) (mutual fund		Funds,
			administrator).		Managers
AMG Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Officers of the Trust

Robert M. Slotky	President	Indefinite	Senior Vice President,	Not	Not
(born 1947)		Term; Since	U.S. Bancorp Fund	Applicable	Applicable
2020 E. Financial Way		Aug. 2002.	Services, LLC since
Suite 100	Chief	Indefinite	July 2001.
Glendora, CA 91741	Compliance	Term; Since
	Officer	Sept. 2004
	Anti-	Indefinite
	Money	Term; Since
	Laundering	Dec. 2005.
Officer

Eric W. Falkeis	Treasurer	Indefinite	Senior Vice President	Not	Not
(born 1973)		Term;	USBFS since	Applicable	Applicable
615 East Michigan St.		Since	September 2007;
Milwaukee, WI 53202		August	Chief Financial Officer,
		2002.	U.S. Bancorp Fund
Services, LLC, since
April 2006; Vice President,
U.S. Bancorp Fund
Services, LLC since 1997;
formerly, Chief Financial
Officer, Quasar Distributors,
LLC (2000-2003).

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable	Applicable
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007; formerly,
Vice President and
Senior Counsel, Wells
Fargo Funds Management,
LLC (2004-2007), formerly,
Vice President and Legal
Compliance Officer, U.S.
Bancorp Fund Services,
LLC (1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

The Osterweis Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	100.00%
Strategic Income	0.11%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2009, was as follows:

Osterweis Fund	94.81%
Strategic Income	0.09%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Osterweis Fund	0.00%
Strategic Income	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the Funds’ website at www.osterweis.com or the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol
The Osterweis Fund – OSTFX
The Osterweis Strategic Income Fund – OSTIX
CUSIP
The Osterweis Fund – 742935406
The Osterweis Strategic Income Fund – 742935489

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Osterweis Fund

	FYE 3/31/2009	FYE 3/31/2008
Audit Fees	$21,000	$19,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

The Osterweis Strategic Income Fund

	FYE 3/31/2009	FYE 3/31/2008
Audit Fees	$17,500	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2009	FYE 3/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2009	FYE 3/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 5, 2009

By (Signature and Title)   /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  June 3, 2009

* Print the name and title of each signing officer under his or her signature.